UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 24, 2011

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure.

The Company has issued press releases entitled “Bacterin Awarded Approved Vendor Status for American Medical Concepts’ Network of Hospitals in the Northwest U.S.” and “Bacterin to Present at Sixth Annual Singular Research ‘Best of the Uncovereds’ Conference on October 26, 2011” which are attached as Exhibits 99.1 and 99.2 and incorporated herein.

The information in this Item 7.01 and the documents attached as Exhibit 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

99.1
Press Release of Bacterin International Holdings, Inc. dated October 24, 2011 entitled “Bacterin Awarded Approved Vendor Status for American Medical Concepts’ Network of Hospitals in the Northwest U.S.”

99.2	Press Release of Bacterin International Holdings, Inc. dated October 24, 2011 entitled “Bacterin to Present at Sixth Annual Singular Research ‘Best of the Uncovereds’ Conference on October 26, 2011”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2011	BACTERIN INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

99.1
Press Release of Bacterin International Holdings, Inc. dated October 24, 2011 entitled “Bacterin Awarded Approved Vendor Status for American Medical Concepts’ Network of Hospitals in the Northwest U.S.”

99.2	Press Release of Bacterin International Holdings, Inc. dated October 24, 2011 entitled “Bacterin to Present at Sixth Annual Singular Research ‘Best of the Uncovereds’ Conference on October 26, 2011”